Background and Description of Business	3 Months Ended
Mar. 31, 2013
Background and Description of Business
Background and Description of Business

Note A - Background and Description of Business

L2 Medical Development Company (Company) was organized as SMSA Katy Acquisition Corp. on May 3, 2010 as a Nevada corporation to effect the reincorporation of Senior Management Services of Katy, Inc., a Texas corporation, mandated by the plan of reorganization discussed below.

The Company changed its corporate name from SMSA Katy Acquisition Corp. to L2 Medical Development Company on June 21, 2012, effective as of July 9, 2012, pursuant to documents filed with the State of Nevada.

The Company’s emergence from Chapter 11 of Title 11 of the United States Code on August 1, 2007 created the combination of a change in majority ownership and voting control - that is, loss of control by the then-existing stockholders, a court-approved reorganization, and a reliable measure of the entity’s fair value - resulting in a fresh start, creating, in substance, a new reporting entity.

On May 9, 2012, the Company entered into a Share Purchase Agreement (Share Purchase Agreement) with Matthew C. Lipton (Lipton), a resident of Farmers Branch, Texas, pursuant to which he acquired 9,500,000 shares of our common stock for approximately $9,500 cash or $0.001 per share.  As a result of this transaction, 10,030,612 shares of our common stock are currently issued and outstanding.

The Company, post bankruptcy, has had and continues to have no significant assets, liabilities or operating activities.  Therefore, the Company, as a new reporting entity, qualifies as a “development stage enterprise” as defined in Development Stage Entities topic of the FASB Accounting Standards Codification.

Our current business plan is to develop a medical device incubation company.